UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 27, 2007
DEL MONTE FOODS COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14335	13-3542950

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market @ The Landmark San Francisco, California	94105

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 247-3000
N/A

(Former Name or Former Address, if Changed Since Last Report)
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.02. Termination of a Material Definitive Agreement
On April 4, 2005, Del Monte Corporation (“DMC”), the wholly-owned operating subsidiary of Del Monte Foods Company, entered into a Logistics Services Agreement (the “Agreement”) with Pacer Global Logistics, Inc. Pursuant to the Agreement, Pacer Global Logistics, Inc. (“Pacer”) was expected to provide, through its Supply Chain Services Division, comprehensive logistics services on behalf of DMC in connection with the shipment of goods from various origins to various destinations. In light of disputes between Del Monte and Pacer, we began using a different transportation services provider beginning on May 1, 2006, although the parties were unable to negotiate a formal termination of the Agreement.
We filed a Notice of Arbitration with the American Arbitration Association (“AAA”) on February 15, 2006, which initiated arbitration proceedings against Pacer. We alleged that Pacer breached the Agreement. Pacer filed a Demand for Arbitration with AAA on March 8, 2006, as amended on April 4, 2006, in which Pacer asserted claims against us for breach of the Agreement, including a determination that Pacer was permitted to terminate the Agreement. We denied Pacer’s claims. The arbitration occurred in December 2006 during which Pacer sought declaration of its ability to terminate the Agreement, damages, attorney fees, expert fees and interest. Final arguments were held on February 9, 2007.
On March 27, 2007, the arbitrator issued his opinion in the Pacer arbitration matter. The arbitrator awarded Pacer $14,457,894. Additionally, the arbitrator determined that Pacer had the right to terminate the Agreement.
Section 7 — Regulation FD
Item 7.01. Regulation FD Disclosure
The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
The information set forth in the Del Monte Foods Company April 2, 2007 press release, referred to in Item 9.01 below, is incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
The information contained in this Item 9.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
(d) Exhibits.

Exhibit	Description

99.1	Del Monte Foods Company Press Release dated April 2, 2007

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Del Monte Foods Company
Date: April 2, 2007	By:	/s/ James Potter
		Name:	James Potter
		Title:	Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Del Monte Foods Company Press Release dated April 2, 2007